MORNINGSTAR CORPORATION

______________________________________

CONVERTIBLE DEBENTURE
(the “Debenture")

PRINCIPAL:   $822,273 (U.S.)

INTEREST:   6% Per Annum

DUE DATE:   October 24, 2005

ISSUE DATE:  October 24, 2008

LENDER:   GLOBAL DEVELOPMENTS INC.

LENDER ADDRESS: Suite 510 - 999 West Hastings
Vancouver, BC
V6C 2W2

WITH THE TERMS AS FOLLOWS:

FOR VALUE RECEIVED, MORNINGSTAR CORPORATION (the “Company”), HEREBY ACKNOWLEDGES ITSELF INDEBTED TO THE AFORESTATED LENDER (the “Lender”), AND THE COMPANY PROMISES TO PAY TO THE LENDER, in the manner and at the times set forth herein in accordance with the stated terms, the aggregate Principal (the “Principal”, also called the "Loan") sum of Eight Hundred Twenty-Two Thousand Two Hundred Seventy-Three Dollars ($822,273 U.S.) and Interest, and other costs as set forth herein, in lawful money of the United States of America.

The effective date (the "Effective Date") of this Debenture shall be the aforestated Issue Date and the due date (the "Due Date") for the payment of all Principal shall be January 27, 2008, unless accelerated due to default not cured or waived by the terms hereof, and such accelerated date shall thereupon be the Due Date.

This Debenture is specifically acknowledged to be a continuing security for all indebtedness of the Company outstanding from time-to-time, including for all re-advances after any payments of Principal, partial or otherwise, until discharged by the Lender in writing.

This Debenture is enforceable and actionable in accordance with the laws of and in the jurisdiction of the Company and the Company waives any and all defenses to the enforcement hereof and attorns without reservation or defense to execution hereof (except the defense of payment) and to any judgment, reciprocating or otherwise.

1. Interest

This Debenture will bear interest (the “Interest”) at six (6%) percent per annum, calculated annually and the Interest shall be payable annually (on each anniversary of the Effective Date) in arrears. After the Due Date Interest shall continue at 6% per annum but shall be capitalized monthly when unpaid.

2. Payment of Principal and Interest

The Principal will be due and payable by the Company to the Lender in the following manner:

(a)	the Principal shall be paid on the Due Date, and any acceleration thereof; and

(b)
in the event that the Principal and Interest has been reduced by an exercise of the Conversion Option (as defined below) then the reduced Principal and Interest shall be considered paid and discharged.

3. Conversion Terms of this Debenture

The Lender shall have the option during the term of this Debenture, and any extension thereto, to convert (the "Conversion Option") the Principal and Interest unpaid into common shares (the "Shares”) of the Company at the following conversion rates:

(a)	The Conversion rate should be at a rate of $0.50 US per Share;

Fractional shares will not be issued on any conversion but, in lieu thereof, the Company will make a cash payment.

The right to convert the Debenture may be exercised by the Lender by the delivery of a notice of exercise of the Conversion Option, which must be exercised in full as to any unpaid Principal as to each Debenture in this series tendered for conversion. Subject to regulatory delays reasonably acceptable to the Lender, the Shares shall be delivered within ten (10) days of notice of exercise and subject to the least restriction available under appropriate regulatory laws.

4. Replacement of Prior Encumbrances and Release of Security

It is hereby agreed and acknowledged by the Company and the Lender that this security shall replace and supersede any preceding agreements and contracts of security respecting the Principal and Interest.

Upon payment of the Principal (whether by payment in cash or by conversion to Shares) and payment of Interest, the Lender shall provide the Company, at its request, with all such discharges, releases and acknowledgments of payment as the Company may reasonably require and request to evidence such payment and to discharge the within security and any registration in respect thereto.

TO HAVE AND TO HOLD the same unto the use of the Lender, and the Lender’s successors and assigns, upon and subject to the terms and conditions herein set forth.

This Debenture is issued subject to and with the benefit of the conditions annexed hereto, which are to be deemed part of it.

IN WITNESS WHEREOF the Company has caused its duly authorized officer to execute these terms effective on the Effective Date.

MORNINGSTAR CORPORATION

Per:
Authorized Signatory

GLOBAL DEVELOPMENTS INC

Per:
Authorized Signatory